Exhibit 99.1

MaxCyte Reports Preliminary Third Quarter 2025 Financial Results and Reiterates Full Year 2025 Revenue Guidance

MaxCyte will now host its earnings conference call on November 12, 2025

Management will present at the Stifel Healthcare Conference on November 11, 2025 and Stephens Investment Conference on November 19, 2025

ROCKVILLE, MD, November 5, 2025 — MaxCyte, Inc., (NASDAQ: MXCT), a leading, cell-engineering focused company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics, today announced its preliminary results for the third quarter ended September 30, 2025 and reiterated its 2025 revenue guidance.

Preliminary Third Quarter Results and Recent Highlights

●	Core business revenue of $6.4 million in the third quarter of 2025.
●	Strategic Platform License SPL Program-related revenue of $0.4 million in the third quarter of 2025.
●	Total revenue of $6.8 million in the third quarter of 2025.
●	Gross margin of $5.2 million (77% gross margin) in the third quarter of 2025. Non-GAAP adjusted gross margin of 81% excluding SPL Program-related revenue and reserves for excess and obsolete inventory.
●	MaxCyte added one new SPL client, Moonlight Bio, in October, in addition to Adicet Bio and Anocca AB in July. The total number of SPL agreements stands at 32.
●	Total cash, cash equivalents and investments were $158.0 million as of September 30, 2025.

MaxCyte’s third quarter results are preliminary, unaudited and subject to change in connection with the completion of MaxCyte’s quarterly closing process and review procedures.  As a result, these preliminary results may differ from the actual results that will be reflected in MaxCyte’s consolidated financial statements for the quarter ended September 30, 2025.

The Company is rescheduling the release of its third quarter 2025 financial results and the related conference call to allow additional time to complete the review of certain technical accounting matters related to the testing of goodwill and long-lived assets for potential impairment in connection with the completion of its financial statements for the third quarter of 2025.  This impairment testing takes into consideration certain recent developments including favorable announcements from SPL partners and does not impact financial results reported for prior quarters.

The following tables provide details regarding the sources of the Company’s revenue for the periods presented.

	Three Months Ended
	September 30
	(Unaudited)
	2025	2024	% Change
(in thousands, except percentages)
Instruments	$1,376	$1,764	(22)%
PAs and consumables	2,577	3,432	(25)%
Licenses	1,803	2,528	(29)%
Assay services	248	—	—
Other	402	416	(3)%
Total Core Revenue	$6,406	$8,140	(21)%
Program-Related	423	24	1,663%
Total Revenue	$6,829	$8,164	(16)%

In addition to revenue, management regularly reviews key business metrics to evaluate our business, measure performance, identify trends affecting our business, formulate financial projections and make strategic decisions. As of the dates presented, these key metrics were as follows:

	Three Months Ended
	September 30,
	(Unaudited)
	2025	2024
Installed base of instruments (sold or leased)	830	739
Core Revenue Generated by SPL Clients as a % of Core Revenue	53%	53%

2025 Guidance

MaxCyte reiterates 2025 revenue guidance for core business revenue and SPL Program-related revenue:

●	Core revenue is expected to be flat to a 10% decline compared to 2024, inclusive of revenue from SeQure Dx.
●	SPL Program-related revenue is expected to be approximately $5 million for the year. SPL-program related revenue guidance includes both expected revenue from pre-commercial milestone payments and commercial royalties/sales-based payments.

MaxCyte now expects to end 2025 with $152 million to $155 million in total cash, cash equivalents and investments. Our revised guidance reflects near term cash utilization from the operational restructuring announced on September 22, 2025.

Webcast and Conference Call Details

MaxCyte will now host a conference call on November 12, 2025, at 4:30 p.m. Eastern Time. Investors interested in listening to the conference call are required to register online. A live and archived webcast of the event will be available on the “Events” section of the MaxCyte website at https://investors.maxcyte.com/.

Investor Conference Details

Company management will participate at two upcoming investor conferences:

●	Stifel 2025 Healthcare Conference Fireside Chat on Tuesday, November 11th at 10:40 AM ET
●	Stephens Annual Investment Conference Fireside Chat on Wednesday, November 19th at 8:00 AM CT

A live and archived webcast of the event will be available on the “Events” section of the MaxCyte investor relations website at https://investors.maxcyte.com/.

About MaxCyte

At MaxCyte®, we are committed to building better cells together. As a leading cell-engineering company, we are driving the discovery, development and commercialization of next-generation cell therapies. Our best-in-class Flow Electroporation® technology and SeQure DX™ gene editing risk assessment services enable precise, efficient and scalable cell engineering. Supported by expert scientific, technical and regulatory guidance, our platform empowers researchers from around the world to engineer diverse cell types and payloads, accelerating the development of safe and effective treatments for human health. For more than 25 years, we've been advancing cell engineering, shaping the future of medicine. Learn more at maxcyte.com and follow us on X and LinkedIn.

Non-GAAP Financial Measures

This press release contains Non-GAAP Gross Margin, which we define as Gross Margin when excluding SPL program related revenue and reserves for excess and obsolete inventory.  The Company believes that the use of Non-GAAP Gross Margin provides an additional tool to investors because it provides consistency and comparability with past financial performance, as Non-GAAP Gross Margin excludes non-core revenues and inventory reserves, which can vary significantly between periods and thus affect comparability.

Management does not consider Non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of Non-GAAP financial measures is that they exclude significant revenues and expenses that are required by GAAP to be recorded in the Company’s financial statements. In order to compensate for these limitations, management presents Non-GAAP financial measures along with GAAP results. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of Gross Margin, the most comparable GAAP financial measure to Non-GAAP Gross Margin, is included at the end of this release. MaxCyte urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  These statements about us and our industry involve substantial known and unknown risks, uncertainties, and assumptions, including those described in Item 1A under the heading “Risk Factors” and elsewhere in our report on Form 10-K, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements.  Forward-looking statements include, but are not limited to, statements about the Company’s preliminary results of operations core revenue, and SPL program revenue and statements about possible or future results of operations or financial position. In some cases, you can identify forward-looking statements because they contain words such as "may," “might,” "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," “seek,” "predict," “future,” "project," "potential," "continue," “contemplate,” "target,” the negative of these words and similar words or expressions.  These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The forward-looking statements contained in this press release, include, without limitation, statements concerning the following:  our expected future growth and success of our business model; the size and growth potential of the markets for our products, and our ability to serve those markets, increase our market share, and achieve and maintain industry leadership; our ability to expand our customer base and enter into additional SPL partnerships; our financial performance and capital requirements; the adequacy of our cash resources and availability of financing on commercially reasonable terms; our expectations regarding general market and economic conditions that may impact investor confidence in the biopharmaceutical industry and affect the amount of capital such investors provide to our current and potential partners; and our use of available capital resources.

These and other risks and uncertainties are described in greater detail in Item 1A , entitled "Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 11, 2025, as well as in discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available through the Investor Menu, Financials section, under “SEC Filings” on the Investors page of our website at http://investors.maxcyte.com. Any forward-looking statements in this press release are based on our current beliefs and opinions on the relevant subject based on information available to us as of the date of such press release, and you should not rely on forward-looking statements as predictions of future events. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

MaxCyte Contacts:

Investor Relations

Gilmartin Group

David Deuchler, CFA

+1 415-937-5400

ir@maxcyte.com

Media Contact

Oak Street Communications

Kristen White

kristen@oakstreetcommunications.com

415.608.6060

Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted Gross Margin

(in thousands, except for percentages)

(Unaudited)

	Three months ended September 30, 2025			Three months ended September 30, 2024
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue	$6,829	$(423)	$6,406	$8,164	$(24)	$8,140
Cost of Goods Sold	1,596	(360)	1,236	1,928	(697)	1,231
Gross Margin	5,233	(63)	5,170	6,236	673	6,909
Gross Margin %	77%		81%	76%		85%

(1)	Adjustments include the exclusion of SPL program related revenue from Revenue, and the exclusion of reserves for excess and obsolete inventory from Cost of Goods Sold.